Exhibit 10.1

Execution Copy

CORPORATE GOVERNANCE AGREEMENT

This CORPORATE GOVERNANCE AGREEMENT (this “Agreement”) is entered into on December 17, 2009, between Alphatec Holdings, Inc., a Delaware corporation (the “Company”), and HealthpointCapital Partners, L.P., a Delaware limited partnership (“HPC I”), and HealthpointCapital Partners II, L.P., a Delaware limited partnership (“HPC II” and together with HPC I, the “Stockholders”).

WHEREAS, the Stockholders, together with their Affiliates and Associates, currently Beneficially Own in the aggregate 38.5% of the Company’s outstanding Common Stock, par value $0.0001 per share (the “Common Stock”);

WHEREAS, the Stockholders currently Beneficially Own 43.8% of the Company’s outstanding New Redeemable Preferred Stock, par value $0.0001 per share (the “Preferred Stock”);

WHEREAS, the Company, HealthPoint (Luxembourg) I SÀRL, HPC I, HealthPoint (Luxembourg) II, SÀRL and HPC II have entered into that certain Acquisition Agreement dated as of the date hereof (the “Acquisition Agreement”) pursuant to which the Company has agreed to issue to Affiliates of the Stockholders additional shares of Common Stock;

WHEREAS, the Company and the Stockholders desire to establish in this Agreement certain terms and conditions concerning the acquisition and disposition of securities of the Company by the Stockholders, and related provisions concerning the Stockholders’ relationship with the Company; and

WHEREAS, the parties’ entering into this Agreement is a condition to the parties’ entering into the Acquisition Agreement.

NOW, THEREFORE, in consideration of the mutual agreements and promises made in this Agreement by the parties, and other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties hereto agree as follows:

SECTION I: DEFINITIONS

“Affiliate” shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

“Associate” shall have the meaning set forth in Rule 12b-2 under the Exchange Act.

“Beneficially Own” or “Beneficial Ownership” with respect to any securities shall mean having “beneficial ownership” of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act), including pursuant to any agreement, arrangement or understanding, whether or not in writing.

“Board of Directors” shall mean the board of directors of the Company.

“Current Share Number” shall mean the number of Voting Shares Beneficially Owned by the Stockholder Group as of the date hereof, as adjusted for stock splits.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Independent Committee” shall mean a committee of the Board of Directors comprised solely of directors who are not Affiliates of the Stockholders or officers of the Company and who are otherwise considered “independent” for the purpose of any stock exchange on which the Voting Shares are then listed.

“Issuer Transactions” shall mean the transactions contemplated under the Acquisition Agreement.

“Permitted Ownership Number” shall mean the number of Voting Shares Beneficially Owned by the Stockholder Group in the aggregate immediately following the closing of the Issuer Transactions, as adjusted pursuant to this Agreement or pursuant to any consent of an Independent Committee pursuant to Article II, and as adjusted for stock splits.

“Person” shall mean any individual, partnership, joint venture, limited liability company, estate, association, corporation, trust, unincorporated organization, or other entity of any kind or nature.

“SEC” shall mean the Securities and Exchange Commission.

“Stockholder Group” means the Stockholders and their Affiliates and Associates.

“Stockholder Ownership Number” shall mean the number of the Total Outstanding Shares Beneficially Owned in the aggregate by the Stockholder Group from time to time.

“Termination Date” shall mean the earlier of (1) the date on which the Acquisition Agreement terminates prior to the closing of the Issuer Transactions and (2) the date on which the Stockholder Group ceases to Beneficially Own Voting Shares in excess of the Current Share Number.

“Total Outstanding Shares” at any time shall mean the total number of outstanding Voting Shares.

“Transfer,” with respect to any security, shall mean any direct or indirect sale, exchange, transfer, pledge, assignment, conveyance, encumbrance or other disposition or other action that alters the number of such securities Beneficially Owned by any Person or group, and to “Transfer” shall have corresponding meaning.

“Voting Shares” shall mean shares of capital stock of the Company entitled to vote generally in the election of directors.

SECTION II: STANDSTILL

Each of the Stockholders agrees that, from and after the date hereof, unless specifically invited in writing by an Independent Committee, neither it nor any of its Affiliates or Associates will in any manner, directly or indirectly:

(a) effect, seek, offer or propose (whether publicly or otherwise) to effect, or cause or participate in, or in any way assist any other Person to effect, seek, offer or propose (whether publicly or otherwise) to effect or participate in:

(i)	any acquisition of any securities (or Beneficial Ownership thereof) of the Company or any of its subsidiaries,

(ii)	any tender or exchange offer, merger or other business combination involving the Company or any of its subsidiaries,

(iii)	any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any of its subsidiaries, or

(iv)	any “solicitation” of “proxies” (as such terms are used in the proxy rules of the SEC) or consents to vote any voting securities of the Company;

(b) form, join or in any way participate in a “group” (as defined under the 1934 Act) with respect to the securities of the Company (other than with respect to a “group” existing on the date of this Agreement);

(c) make any public announcement with respect to, or submit an unsolicited proposal for or offer of (with or without condition), any extraordinary transaction involving the Company or its securities or assets;

(d) take any action which might force the Company to make a public announcement regarding any of the types of matters set forth in (a) above; or

(e) enter into any agreements or arrangements with any third party with respect to any of the foregoing.

Notwithstanding this provision, a Stockholder may make a proposal to an Independent Committee with respect to any transaction described in paragraphs (a) or (c) above, so long as any such proposal is not publicly disclosed. Each Stockholder also agrees not to request the Company (or its directors, officers, employees or agents), directly or indirectly, to amend or waive any provision of this Article II (including this sentence) unless such request is not publicly disclosed. If at any time after the closing of the Issuer Transactions any Stockholder becomes aware that the Stockholder Group Beneficially Owns in the aggregate more than the Permitted Ownership Number, then the Stockholders shall promptly take all action necessary to reduce the amount of Voting Shares Beneficially Owned in the aggregate by such Persons to an amount not greater than the Permitted Ownership Number. If at any time after the closing of the Issuer Transactions the Stockholder Ownership Number shall be decreased, then the Permitted Ownership Number in effect immediately prior to such Transfer shall be reduced to such lower Stockholder Ownership Number. For the avoidance of doubt, the Permitted Ownership Number shall only remain the same or be reduced for the term of this Agreement; it shall not be increased, except to the extent approved by an Independent Committee. For the avoidance of doubt, the restrictions contained in this Section II shall not apply to (i) actions taken by directors of the Company solely in their capacity as directors of the Company, (ii) the Issuer Transactions or (iii) transactions pursuant to which Voting Shares may be Transferred pursuant to Section III(c) or Section III(d) hereof.

SECTION III: TRANSFER RESTRICTIONS

Following the closing of the Issuer Transactions and prior to the Termination Date, no Stockholder shall Transfer or permit any of its Affiliates or Associates to Transfer any Voting Shares except for: (a) Transfers by the Stockholder Group of Voting Shares if, as a result of such Transfer, no transferee would Beneficially Own more than the Current Share Number; (b) Transfers by the Stockholder to any of its controlled Affiliates, provided that such Affiliate becomes a signatory to this Agreement; (c) Transfers pursuant to a tender or exchange offer, merger or other business combination approved by the Board of Directors; (d) Transfers approved by an Independent Committee or (e) Transfers to limited partners or general partners of the Stockholder Group, if, as a result of such Transfers, no transferee would Beneficially Own more than the Current Share Number.

SECTION IV: REPRESENTATIONS AND WARRANTIES

Section 4.01. Representations and Warranties of the Company. The Company represents and warrants to the Stockholders that (a) the Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or any of the transactions contemplated hereby, and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, and is enforceable against the Company in accordance with its terms.

Section 4.02. Representations and Warranties of the Stockholders. Each Stockholder represents and warrants to the Company that (a) it is an entity duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation and has the entity power and authority to enter into this Agreement and to carry out its obligations hereunder, (b) the execution and delivery of this Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly authorized by all necessary entity action on the part of the Stockholder and no other entity proceedings on the part of the Stockholder are necessary to authorize this Agreement or any of the transactions contemplated hereby, (c) this Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, and is enforceable against the Stockholder in accordance with its terms and (d) as of the date hereof, the Stockholder Group Beneficially Owns 20,224,146 shares of the Company’s Voting Shares.

SECTION V: MISCELLANEOUS

Section 5.01. Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be given,

if to the Stockholders, to:

c/o Healthpoint Capital, LLC

505 Park Avenue

12th Floor

New York NY 10022

Attention: John H. Foster

Fax: 1-212-935-6878

with a copy to:

Covington & Burling LLP

265 Strand

London WC2R 1BH

England

Telecopier: 44 (0) 20.7067.2222

E-Mail: plaveran@cov.com

Attention: Peter Laveran-Stiebar

if to the Company, to:

Alphatec Holdings, Inc.

5818 El Camino Real

Carlsbad, CA 92008

Attn: Ebun Garner, General Counsel

Fax: 760-431-9083

with a copy to:

DLA Piper LLP (US)

2000 University Avenue

East Palo Alto, California, 94303

Telecopier: (650) 833-2001

E-Mail: diane.frankle@dlapiper.com

Attention: Diane Holt Frankle

or such address as such party may hereafter specify for the purpose by notice to the other parties hereto. Each such notice, request or other communication shall be effective when delivered personally, or, if mailed, five business days after the date of the mailing.

Section 5.02. Entire Agreement; Amendment; Waivers. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or agreements between the parties in connection with the subject matter hereof except as set forth or referred to herein. No supplement, amendment or waiver of this Agreement or any provision hereof shall be binding unless executed in writing by the parties to be bound thereby, provided that any such supplement, amendment or waiver shall be effective only if approved by an Independent Committee. No waiver of any of the provisions of this Agreement shall constitute a waiver of any other provisions (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

Section 5.03. Successors; Assignment. Except as otherwise provided in this Agreement, all of the terms, provisions, covenants, representations, warranties and conditions of this Agreement shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 5.04. Governing Law; Jurisdiction; Selection of Forum. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE. THE PARTIES AGREE THAT THE COURT OF CHANCERY IN THE STATE OF DELAWARE HAVE EXCLUSIVE JURISDICTION OVER ANY ACTION OR PROCEEDING THAT ARISES FROM OR RELATES TO THIS AGREEMENT. EACH PARTY HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION OF THE COURT OF CHANCERY FOR ALL PURPOSES IN CONNECTION WITH ANY ACTION OR PROCEEDING THAT ARISES FROM OR RELATES TO THIS AGREEMENT AND HEREBY WAIVES ANY RIGHT IT MAY HAVE TO PERSONAL SERVICE OF SUMMONS, COMPLAINT OR OTHER PROCESS IN CONNECTION THEREWITH AND AGREES THAT SERVICE MAY BE MADE AS SET FORTH IN SECTION 5.01 OF THIS AGREEMENT WITH RESPECT TO SERVICE OF NOTICES, AND THAT SERVICE SO MADE SHALL BE AS EFFECTIVE AS IF PERSONALLY MADE IN THE STATE OF DELAWARE. THE PARTIES HERETO WAIVE ANY OBJECTION, INCLUDING WITHOUT LIMITATION ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH THEY MAY NOW OR THEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT IN ANY JURISDICTION SET FORTH ABOVE.

Section 5.05. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

Section 5.06. Specific Performance. The Company and the Stockholders acknowledge and agree that the parties’ respective remedies at law for a breach or threatened breach of any of the provisions of this Agreement would be inadequate and, in recognition of that fact, agree that, in the event of a breach or threatened breach by the Company or the Stockholders of the provisions of this Agreement, in addition to any remedy at law, the Stockholders and the Company, respectively, without posting any bond, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.

Section 5.07. Termination. This Agreement shall terminate on the Termination Date.

Section 5.08. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or enforceable, the remainder of the terms, provision, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, provided that the parties hereto shall negotiate in good faith to attempt to place the parties in the same position as they would have been in had such provision not been held to be invalid, void or enforceable.

Section 5.09. Headings. Section headings are not to be considered part of this Agreement and are included solely for convenience and are not intended to be full or accurate descriptions of the content thereof.

(Signatures on following page.)

Exhibit 10.1

Execution Copy

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

ALPHATEC HOLDINGS, INC.

By:	/s/ Dirk Kuyper
Name:	Dirk Kuyper
Title:	President & CEO

[COMPANY SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT]

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written above.

HEALTHPOINTCAPITAL PARTNERS, LP

BY: HGP, LLC, its general partner

By:	/s/ John H. Foster
Name:	John H. Foster
Title:	General Partner / Managing Director

HEALTHPOINTCAPITAL PARTNERS II, LP

BY: HGP II, LLC, its general partner

By:	/s/ John H. Foster
Name:	John H. Foster
Title:	General Partner / Managing Director

[HPC SIGNATURE PAGE TO CORPORATE GOVERNANCE AGREEMENT]